UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)      October 4, 2002
                                                   ---------------------------
                                                      (October 1, 2002)
                                                   ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                  Commission                 85-0468296
----------------------------    File Number 333-32170    -----------------------
(State or Other Jurisdiction                ---------        (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



 Alvarado Square, Albuquerque, New Mexico                         87158
 ----------------------------------------                         -----
 (Address of principal executive offices)                       (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

The following is a press release issued by the Company on October 1, 2002.

                  PNM Resources Declares Common Stock Dividend

Albuquerque, N.M., October 1, 2002 -- The Board of Directors of PNM Resources (NYSE:PNM), has declared the regular quarterly dividend of $0.22 per share on common stock, for an indicated annual dividend of $0.88 per share. The dividend is payable November 15, 2002 to shareholders of record on November 4, 2002.

"Preserving an investment grade credit rating and offering a reasonable dividend to investors are key to PNM's financial strategy," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba. "We remain committed to the dividend policy adopted earlier this year, which targets an 8 to 10 percent annual increase in the common stock dividend until the payout ratio reaches 50 to 60 percent of earnings from our regulated utility business."

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, provides natural gas service to 441,000 gas customers and electric utility service to 378,000 customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.


Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this filing that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors, including weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the performance of generating units and transmission system, and state and federal regulatory and legislative decisions and actions, including rulings issued by the New Mexico Public Regulation Commission (NMPRC) pursuant to the Electric Utility Industry Restructuring Act of 1999, as amended, and in other cases now pending or which may be brought before the FERC or NMPRC are factors that could affect the company's dividend policy. For a detailed discussion of the important factors affecting PNM Resources, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 2001, Form 10-Q for the quarter ended June 30, 2002 and Form 8-K filings with the Securities and Exchange Commission.


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


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC.
                                 ---------------------------------------------
                                                  (Registrant)


Date:  October 4, 2002                         /s/ John R. Loyack
                                 ---------------------------------------------
                                                 John R. Loyack
                                  Vice President and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)


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